AMENDED AND RESTATED INTERCREDITOR AGREEMENT


                                      AMONG



                      STATE STREET BANK AND TRUST COMPANY,
                              AS COLLATERAL AGENT,



                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
  AS ADMINISTRATIVE AGENT UNDER THE AMENDED AND RESTATED CREDIT AGREEMENT, AND



                         THE NOTEHOLDERS A PARTY HERETO







                           DATED AS OF APRIL 15, 2002


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                  AMENDED AND RESTATED INTERCREDITOR AGREEMENT


          This AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "AGREEMENT"), dated as of April 15, 2002, is among STATE STREET BANK AND TRUST COMPANY as Collateral Agent (defined below), WELLS FARGO BANK, NATIONAL ASSOCIATION ("WELLS FARGO"), as administrative agent under the Bank Credit Agreement (defined below) (in such capacity, together with its successors and assigns in such capacity, the "BANK AGENT"), for and on behalf of the financial institutions which from time to time become a party to the Bank Credit Agreement as lenders thereunder (including Wells Fargo as a lender under the Bank Credit Agreement, together with the successors and assigns of all such parties, the "Banks") and EACH OF THE PERSONS ON ANNEX 1 ATTACHED HERETO (collectively, together with their successors and assigns, and future holders from time to time of the Senior Notes (defined below), the "NOTEHOLDERS"), and is acknowledged and agreed by SOS STAFFING SERVICES, INC., a Utah corporation (the "COMPANY"), and EACH OF THE GUARANTORS on the date hereof (defined below).


                                 R E C I T A L S

          WHEREAS, capitalized terms used herein have the meaning ascribed to them in Section 1 hereof;

          WHEREAS, the Company, the Bank Agent and the Banks have entered into the Amended and Restated Credit Agreement, dated as of July 27, 1998 (as previously amended, including, without limitation, on the date hereof, but as in effect on the date hereof, the "BANK CREDIT AGREEMENT");

          WHEREAS, pursuant to those separate Note Purchase Agreements, each dated as of September 1, 1998 (as previously amended, including, without limitation, on the date hereof, but as in effect on the date hereof, the "NOTE PURCHASE AGREEMENTS"), the Company issued to the "Purchasers" (as defined therein) $5,000,000 of its Senior Notes, Series A, due September 1, 2003 (as amended, restated or otherwise modified from time to time, including, without limitation, on the date hereof, the "SERIES A NOTES") and $30,000,000 of its Senior Notes, Series B, due September 1, 2008 (as amended, restated or otherwise modified from time to time, including, without limitation, on the date hereof, the "SERIES B NOTES," and together with the Series A Notes, the "SENIOR NOTES");

          WHEREAS, all obligations of the Company under the Bank Credit Agreement, the Senior Notes and the Note Purchase Agreements have been guaranteed by certain Subsidiaries and may be guaranteed from time to time by certain other Subsidiaries as provided in the Financing Agreements (such guarantors from time to time referred to as the "GUARANTORS" and such guaranties from time to time referred to as the "GUARANTIES");

          WHEREAS, the Bank Credit Obligations and the Senior Note Obligations shall be secured PARI PASSU by all of the assets of the Company and the Guarantors pursuant to the Security Documents;

          WHEREAS, pursuant to that certain Intercreditor Agreement, dated as of July 30, 2001 (the "EXISTING INTERCREDITOR AGREEMENT"), the Benefited Parties appointed State Street Bank and Trust Company to act as the collateral agent (in such capacity, together with its successors and assigns in such capacity, the "COLLATERAL AGENT") on behalf of all Benefited Parties regarding the Collateral and, among other things, further defined the rights, duties, authority and responsibilities of the Collateral Agent and the relationship among the Benefited Parties regarding their PARI PASSU interests in the Collateral and the Guaranties, all as more fully provided therein; and

          WHEREAS, the Bank Agent, the Banks and the Noteholders, being all of the Benefited Parties under the Existing Intercreditor Agreement, have agreed to amend and restate the Existing Intercreditor Agreement in its entirety as provided herein;

          WHEREAS, the Bank Agent, the Banks and the Noteholders have agreed that payments received by them under certain circumstances in respect of the Bank Credit Obligations and the Senior Note Obligations, whether from proceeds or realization on the Collateral or otherwise, including certain payments from the Company, payments under the Guaranties, or certain other payments, are to be shared in accordance with the provisions hereof;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Bank Agent, for itself and on behalf of the Banks, the Noteholders and the Collateral Agent agree as follows:

1. DEFINED TERMS.

          As used in this Agreement, and unless the context requires a different meaning, the following terms have the respective meanings indicated below, all such definitions to be equally applicable to the singular and plural forms of the terms defined:

          ABOVE-FORMULA BENEFITED PARTY - has the meaning ascribed to such term in Section 5(b).

          ACTUAL PRINCIPAL PERCENTAGE - means, for each Benefited Party on any date after the Restructuring Date, a percentage equal to a fraction, the numerator of which is equal to the principal amount of the Benefited Obligations owing to such Benefited Party on such date and the denominator of which is equal to the principal amount of the Benefited Obligations owing to all Benefited Parties on such date, including in determining the principal amount of the Benefited Obligations constituting Bank Credit Obligations the amount available for drawing under all outstanding Letters of Credit and unrepaid drawings under Letters of Credit and excluding (i) from the determination of the amount of the Benefited Obligations constituting Bank Credit Obligations the amount equal to all Breakage Costs then outstanding and (ii) from the determination of the amount of the Benefited Obligations constituting Senior Note Obligations the aggregate Make-Whole Amount then owed.

          ADDITIONAL COMMITMENT REDUCTIONS - means the reductions in the Aggregate Commitment (as defined in the Bank Credit Agreement) or the commitment of the Banks to make Loans thereunder which are due to take effect, subject to Section 4(a)(ii), on the Restructuring Date, September 15, 2002 and December 15, 2002 in the amounts of $313,000, $469,500 and $558,928.57, respectively.

          ADDITIONAL REQUIRED PAYMENTS - means: (a) the principal payments due under the Note Purchase Agreements on each of the Restructuring Date, September 15, 2002 and December 15, 2002 in the amounts of $687,000, $1,030,500 and $1,226,785.72, respectively, and (b) any principal payment due under the Bank Credit Agreement on each of the Restructuring Date, September 15, 2002 and December 15, 2002, which payment shall be in such amount that the dollar amount of Bank Credit Obligations on such dates does not exceed the Aggregate Commitment (as defined in the Bank Credit Agreement) or the commitment of the Banks to make Loans thereunder after giving effect to the Additional Commitment Reduction on such date.

          AFFECTED BENEFITED PARTY - has the meaning ascribed to such term in
          Section 7.

          AFFILIATE - means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or membership interests, by contract or otherwise.

          AGREEMENT - has the meaning ascribed to such term in the introductory paragraph.

          AGGREGATE COMMITMENT - has the meaning ascribed to such term in the Bank Credit Agreement.

          ASSET DISPOSITION - means any Transfer except:

                    (a) any Transfer of cash, or inventory or other assets sold in the ordinary course of the Company's or a Subsidiary's business;

                    (b) any Transfer from a Subsidiary to the Company or a
               Guarantor, or any Transfer among any one or more of the Guarantors; or

                    (c) any Transfer arising in connection with the Company or any Subsidiary entering into any sub-lease (where the Company or a Subsidiary is the sub-lessor) of real property, which sub-lease is entered into in the ordinary course of the Company or such Subsidiary's business.

          BANK AGENT - has the meaning ascribed to such term in the introductory paragraph.

          BANK CREDIT AGREEMENT - has the meaning ascribed to such term in the Recitals.

          BANK CREDIT DOCUMENTS - means the "Loan Documents" as defined in the Bank Credit Agreement.

          BANK CREDIT OBLIGATIONS - means, at any time, all principal, interest, fees and other obligations of every nature (including, without limitation) Breakage Costs and unrepaid Letter of Credit drawings of the Company or any Guarantor owing to the Banks at such time under the Bank Credit Documents plus (b) the amount available for drawing under all outstanding Letters of Credit.

          BANKRUPTCY PROCEEDING - means any bankruptcy, reorganization, insolvency, receivership, dissolution or similar proceeding and any assignment for the benefit of creditors.

          BANKS - has the meaning ascribed to such term in the introductory paragraph.

          BELOW-FORMULA BENEFITED PARTY - has the meaning ascribed to such term in Section 5(a).

          BENEFITED OBLIGATIONS - means (a) all Bank Credit Obligations and (b) all Senior Note Obligations.

          BENEFITED PARTIES - means the holders, from time to time, of the Benefited Obligations.

          BREAKAGE COSTS - means all obligations of the Company under the Bank Credit Agreement to pay any unused line fees, letter of credit fees, stamping fees and fees for breaking funding losses or expenses.

          BUSINESS DAY - means any day other than a Saturday, a Sunday or a day on which commercial banks in Boston, Massachusetts, New York, New York, Chicago, Illinois, or Salt Lake City, Utah are required or authorized to be closed.

          COLLATERAL - means all property of the Grantors in which a Lien has been granted to the Collateral Agent pursuant to the Security Documents.

          COLLATERAL AGENT - has the meaning ascribed to such term in the Recitals.

          COLLATERAL AGENT-RELATED PERSONS - means State Street Bank and Trust Company, in its capacity as Collateral Agent, and any successor collateral agent selected under Section 7(g), together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          COMPANY - has the meaning ascribed to such term in the introductory paragraph.

          DISTRIBUTION ACCOUNT - has the meaning ascribed to such term in
          Section 4(e).

          ENFORCEMENT - means the commencement of any enforcement, collection (including judicial or non-judicial foreclosure) or similar proceeding with respect to any Collateral.

          EVENT OF DEFAULT - means an "Event of Default" or the equivalent thereof as defined in any Financing Agreement.

          EXISTING INTERCREDITOR AGREEMENT - has the meaning ascribed to such term in the Recitals.

          FEDERAL NET LOSS CARRY BACK REFUND - has the meaning ascribed to such term in Bank Credit Agreement and the Note Purchase Agreements.

          FINANCING AGREEMENTS - means this Agreement, the Bank Credit Documents, the Senior Note Documents, any Guaranty, any Security Document and any other instrument, document or agreement entered into in connection with, and for the benefit of a holder of, any Benefited Obligation.

          GRANTOR - means the Company, each Subsidiary, each Guarantor and any other Person who grants a Lien in any property to the Collateral Agent under any Security Document or who guarantees any Benefited Obligations.

          GUARANTIES - has the meaning ascribed to such term in the Recitals.

          GUARANTORS - has the meaning ascribed to such term in the Recitals.

          INDEMNIFIED PERSON - has the meaning ascribed to such term in Section 7(k).

          LETTER OF CREDIT - means a letter of credit issued under or pursuant to the Bank Credit Agreement.

          LIEN - means, with respect to any Person, any interest granted by such Person in any real or personal property which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge, hypothecation or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

          LOAN CREDIT SUBLIMIT - has the meaning ascribed to such term in the Bank Credit Agreement.

          LOSSES - has the meaning ascribed to such term in Section 7(k).

          MAJORITY BENEFITED PARTIES - means, at any time, Benefited Parties consisting of both (a) the holders of a majority in principal amount of the Senior Note Obligations and (b) the holders of a majority in principal amount of the Bank Credit Obligations or, if there are only two such holders (including as a single "holder" for such purpose all Affiliates of such holder), all such holders.

          MAKE-WHOLE AMOUNT - means the "Make-Whole Amount" (as defined in each of the Note Purchase Agreements.

          MWA NOTES - has the meaning ascribed to such term in the Note Purchase Agreements.

          NET CASH PROCEEDS - has the meaning ascribed to such term in the Note Purchase Agreements.

          NOTE PURCHASE AGREEMENTS - has the meaning ascribed to such term in the Recitals.

          NOTEHOLDERS - has the meaning ascribed to such term in the introductory paragraph hereof.

          PERMITTED INTEREST PAYMENTS - means, at any time with respect to any Benefited Obligation, regularly scheduled payments of interest made by the Company with respect to such Benefited Obligation so long as no Event of Default exists at such time.

          PERSON - means any individual, corporation, limited liability company, partnership, trust, unincorporated association, joint venture or governmental authority.

          REPAYMENT EVENT - has the meaning ascribed to such term in Section 8.

          RESTRUCTURING DATE - means April 15, 2002.

          SECURITY DOCUMENTS - means each of this Agreement, any security agreement, any stock pledge agreement, any trademark collateral security and pledge agreement, any deposit account control agreement, any mortgage or deed of trust, any guaranty and any other document, instrument, certificate or agreement entered into with or delivered to any one or more of the Collateral Agent, the Banks or the Noteholders securing any part of the Benefited Obligations.

          SENIOR NOTE DOCUMENTS - means each of the Note Purchase Agreements, the Senior Notes, the Guaranties, and any other document, instrument, certificate or agreement entered into with or delivered to the Noteholders in connection therewith.

          SENIOR NOTE OBLIGATIONS - means, at any time, all principal, interest, fees and other obligations of every nature of the Company or any other Guarantor owing from time to time to any Noteholder at such time under any Note Agreement, any Senior Note, and MWA Note or any other Senior Note Document, including, without limitation, the Make-Whole Amount.

          SENIOR NOTES - has the meaning ascribed to such term in the Recitals.

          SERIES A NOTES - has the meaning ascribed to such term in the Recitals.

          SERIES B NOTES - has the meaning ascribed to such term in the Recitals.

          SHARING PERCENTAGE - means, with respect to any payment or reduction of commitment hereof, (a) in the case of the Banks, an aggregate percentage equal to 31.3% (such 31.3% to be allocated among the Banks as provided in the Bank Credit Agreement), and (b) in the case of the Noteholders, an aggregate percentage equal to 68.7% (such 68.7% to be allocated among the Noteholders in accordance with the Note Purchase Agreements).

          SPECIFIED TRANSACTION - means (a) any Asset Disposition the total consideration of which, when taken together with the total consideration received in respect of each other Asset Disposition consummated during the period of 365 consecutive days ended on the date of such Asset Disposition, is greater than $100,000 at such time,
          (b) the distribution of amounts held by the Collateral Agent for distribution to the Benefited Parties as of the Restructuring Date pursuant to Section 4(i), (c) the consummation of the sale of any debt or equity securities of the Company or any of its Subsidiaries (other than by a Subsidiary to another Subsidiary), (d) any amounts attributable to federal or state tax refunds or repayments, except that the Company shall be permitted to retain an amount attributable to the Federal Net Loss Carry Back Refund in an amount which is equal to the lesser of (x) 50% of such Federal Net Loss Carry Back Refund or
          (y) $2,000,000, (e) the sale or collection of receivables retained by any Grantor in connection with the sale of any Subsidiary or business of such Grantor and (f) the receipt by the Company or any Subsidiary of any net proceeds arising from any source other than the sale of inventory in the ordinary course of business and the transactions identified in the foregoing clauses (a) through (d) above, such sources to include, without limitation, the exercise or compromise of any rights of the Company in respect of any insurance policy or the receipt of any condemnation proceeds (except to the extent that the applicable Collateral Document shall permit application of such net proceeds to the repair of the affected property) and any litigation or litigation proceeds (including, without limitation, any administrative proceeding and any arbitration).

          SUBSIDIARY - of any Person means any other Person of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or by one or more of the Subsidiaries of such Person or by a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

          TRANSFER - means, with respect to any Person, any transaction in which such Person sells, conveys, transfers, issues or leases (as lessor) any of its property.

          TRUE-UP AMOUNT - has the meaning ascribed to such term in Section
          5(a).

          TRUE-UP EVENT - means the first to occur of (a) the sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company into or with another entity; (b) any judicial or non-judicial action by any creditors, including the Collateral Agent, to repossess, replevy, collect, levy, attach, or garnish, or to foreclose, execute, or otherwise enforce or realize upon any Lien with respect to, any Collateral; provided that any such action the amount of the claim of which is less than $50,000 shall not be a True-Up Event unless the aggregate of such claims exceeds $250,000, (c) the commencement of a Bankruptcy Proceeding, (d) the maturity (whether by acceleration or otherwise) of the Bank Credit Obligations or the Senior Note Obligations, or the termination of the commitment under the Bank Credit Agreement, or (e) any amendment after the Restructuring Date of the Bank Credit Agreement or the Note Purchase Agreement without the consent of the Majority Benefited Parties.

          UNALLOCATED RECEIPTS ACCOUNT - has the meaning ascribed to such term in Section 6(c).

          WELLS FARGO - has the meaning ascribed to such term in the introductory paragraph.

2. APPOINTMENT OF COLLATERAL AGENT.

          Each of the Bank Agent, for itself and on behalf of the Banks, and each of the Noteholders hereby (a) designates and appoints State Street Bank and Trust Company to serve as the Collateral Agent under this Agreement and the Security Documents and (b) authorizes the Collateral Agent to act as agent for the Benefited Parties for purposes of enforcing its or the Benefited Parties' rights in respect of the Collateral and the obligations of the Grantors under the Security Documents and for purposes of receiving and distributing certain payments in respect of the Benefited Obligations together with such other powers as are reasonably incidental thereto.

3. DECISIONS RELATING TO ADMINISTRATION AND EXERCISE OF REMEDIES VESTED IN THE MAJORITY BENEFITED PARTIES.

          (a) DUTIES OF COLLATERAL AGENT. Except as set forth in Section 3(f), the Collateral Agent agrees that it will not release Liens or Collateral, as shown in the current books and records of the Collateral Agent, commence Enforcement or take any other action as Collateral Agent to perfect, re-perfect or otherwise maintain in existence any Lien on any item of Collateral under any Security Document without the direction of the Majority Benefited Parties. Each Benefited Party shall notify the Collateral Agent of any transfer of such Benefited Party's Benefited Obligations and of the identity of the transferee thereof. The Collateral Agent shall treat a Person as a Benefited Party upon receipt by the Collateral Agent of written notice of such Person's status as such. The Collateral Agent agrees to administer the Security Documents and the Collateral as directed in writing by the Majority Benefited Parties, to endeavor to collect and disburse funds as provided herein, and to make such demands and give such notices under the Security Documents as the Majority Benefited Parties may from time to time request in writing, and to take such action to enforce the Security Documents and to endeavor to realize upon, collect and dispose of the Collateral or any portion thereof as may be directed in writing by the Majority Benefited Parties, provided, in each instance, such action does not conflict with the terms of this Agreement or the Security Documents.

          (b) AGREEMENTS OF BENEFITED PARTIES. Each Benefited Party agrees that the Collateral Agent shall act as the Majority Benefited Parties may request from time to time in writing (regardless of whether any individual Benefited Party agrees, disagrees or abstains with respect to such request), that the Collateral Agent shall have no liability for acting in accordance with such request (PROVIDED such action does not conflict with the express terms of this Agreement or the Security Documents) and that no Benefited Party which is a member of the Majority Benefited Parties making any such request shall have any liability to any other Benefited Party for such request. The Collateral Agent shall give prompt notice to the Bank Agent, each Bank and each Noteholder of any action taken pursuant to the instructions of the Majority Benefited Parties to enforce any Security Document; PROVIDED that the failure to give any such notice shall not create any liability or cause of action against the Collateral Agent or impair the right of the Collateral Agent to take any such action or the validity of any action so taken.

          (c) DIRECTIONS TO COLLATERAL AGENT. The Collateral Agent may at any time request directions from the Majority Benefited Parties as to any course of action or other matter relating hereto or relating to any Security Document. Except as otherwise provided in this Agreement, written directions given by the Majority Benefited Parties to the Collateral Agent hereunder shall be binding on all Benefited Parties for all purposes hereunder.

          (d) ACTION UNDER FINANCING AGREEMENTS. Nothing contained in this Agreement shall affect the right (if any) of any Benefited Party to give the Company or any other Grantor notice of any default or to accelerate or make demand for payment of its Benefited Obligations under the applicable Financing Agreement; PROVIDED that each Benefited Party agrees not to take any action to enforce any term or provision of any Security Document or to enforce any of its rights in respect of the Collateral except through the Collateral Agent in accordance with this Agreement.

          (e) MAINTENANCE OF LIENS. So long as this Agreement shall not have been terminated, the Collateral Agent will, solely for the benefit of the Benefited Parties

          (i) file continuation statements under the Uniform Commercial Code of any applicable jurisdiction with respect to those UCC-1 financing statements filed in connection with the Collateral of which it has actual knowledge, and

          (ii) upon receipt of written instruction by the Majority Benefited Parties, execute, procure, acknowledge, deliver and record, or cause to be executed, procured, acknowledged, delivered or recorded, all such further instruments, deeds, conveyances, mortgages, supplemental indentures, transfers, financing statements, continuation statements and assurances as reasonably deemed necessary by the Majority Benefited Parties and as are presented to the Collateral Agent for filing or recording to preserve, continue and protect the Liens granted pursuant to the Security Documents on, all or any portion of the Collateral.

          (f) RELEASE OF COLLATERAL. The Collateral Agent may release all Collateral upon receipt of written notice from (i) the Bank Agent that all Bank Credit Obligations have been paid in full (other than contingent obligations (x) in respect of letters of credit which have been cash collateralized or otherwise provided for to the satisfaction of the Bank Agent and (y) arising under provisions of the Bank Credit Agreement which by their terms survive termination thereof) and all commitments to create Bank Credit Obligations have been terminated and (ii) each Noteholder that all Senior Note Obligations owed to such Noteholder have been paid in full (other than any Senior Note Obligations arising under provisions of the Senior Note Documents which by their terms survive termination thereof).

4. APPLICATION OF PROCEEDS IN RESPECT OF BENEFITED OBLIGATIONS.

          (a) NON-SHARED PAYMENTS; PERMITTED REDUCTIONS UNDER THE BANK CREDIT AGREEMENT.

          (i) Prior to the occurrence of a True-Up Event, the Grantors may pay, and the applicable Benefited Parties may receive, (i) Permitted Interest Payments, (ii) principal payments in respect of the Bank Credit Obligations which do not result in the permanent reduction of the Aggregate Commitment under (and as defined in) the Bank Credit Agreements and payments on account of drawings under Letters of Credit, (iii) the Additional Required Payments and (iv) reimbursements for reasonable costs and expenses incurred by any Benefited Party and payable to such Benefited Party in accordance with its respective Financing Agreements (as in effect on the date hereof), except that the Net Cash Proceeds from, and all other amounts in respect of, Specified Transactions shall be applied as provided in Section 4(b).

          (ii) On each of the Restructuring Date, September 15, 2002 and December 15, 2002, so long as the Noteholders shall have received the required principal payments of the Notes due them on such date, the Aggregate Commitment and the Loan Credit Sublimit shall be reduced by the amount of the Additional Commitment Reduction applicable for such date (such reduction to take effect on such date or such other date as the Noteholders shall have actually received such required principal payment).

             (b) SPECIFIED TRANSACTIONS.

          Prior to the occurrence of a True-Up Event, the Grantors hereby agree to cause any and all payments other than those described in Section 4(a) above, including, without limitation, Net Cash Proceeds from any Specified Transaction, occurring following the Restructuring Date to be promptly paid over to the Collateral Agent for allocation, subject to Section 4(g), to each of the Bank Agent and the Noteholders in accordance with their respective Sharing Percentage and shall be applied by:

               (i) the Noteholders, against principal installments payable on account of the Notes in inverse order of the maturities thereof and without the requirement of any Make-Whole Amount (other than by issuance of a MWA Note in accordance with the Note Purchase Agreements); and

               (ii) by the Banks, first against the principal amount of Loans outstanding under the Bank Credit Agreement with the balance, if any, remitted to the Collateral Agent for application on the terms and subject to the conditions set forth in Section 4(d), it being acknowledged and agreed by the Company that upon delivery of such payment or Net Cash Proceeds to the Collateral Agent as provided in this Section 4(b): (1) the Aggregate Commitment under the Bank Credit Agreement will be automatically and permanently reduced, dollar for dollar, in an amount equal to Banks' Sharing Percentage of such payment or Net Cash Proceeds, and (2) the Loan Credit Sublimit will be concurrently automatically and permanently reduced dollar for dollar by the Bank's Sharing Percentage of such Net Cash Proceeds (or, if the Loan Credit Sublimit is then less than the full amount of the Bank's Sharing Percentage of such payment or Net Cash Proceeds, then by such amount as shall be required to reduce the Loan Credit Sublimit to zero). For greater certainty, the parties acknowledge that the loan facility provided pursuant to the Bank Credit Documents is revolving in nature, and nothing in this Section is intended to restrict the revolving nature of such loan facility (subject to the reduction of the commitment of the Banks to extend loans thereunder as provided in this Agreement and the Bank Credit Agreement).

          (c) TRUE-UP EVENT.

               Upon the occurrence of a True-Up Event, all amounts thereafter received by any Benefited Party or the Collateral Agent in respect of the Benefited Obligations (except for amounts received by operation of clauses FIRST through NINTH of this Section 4(c)), whether paid directly by a Grantor as a payment in respect of the Benefited Obligations on account of a Specified Transaction or otherwise, realized as a result of Enforcement action taken with respect to the Collateral, paid as a distribution in any Bankruptcy Proceeding or otherwise received from any source whatsoever, shall be paid over to the Collateral Agent for application, subject to Section 4(g), to payment of the Benefited Obligations, as follows:

               FIRST: To the payment of all costs and expenses (including legal fees) incurred by the Collateral Agent in connection with the execution of their respective duties hereunder, including all such costs and expenses incurred in connection with the sale, collection or other realization in respect of the Collateral or any Enforcement action taken in respect of any Financing Agreement;

               SECOND: To payment of any fees and other amounts then owing to Collateral Agent in its capacity as such;

               THIRD: To the payment of all costs and expenses (including legal fees) incurred by the Benefited Parties, ratably in accordance with the respective amounts thereof, in connection with the sale, collection or other realization in respect of the Collateral or any Enforcement action taken in respect of any Financing Agreement (in each case to the extent permitted hereunder);

               FOURTH: If and to the extent that the Collateral Agent (acting in accordance with the instructions of the Majority Benefited Parties) deems it to be in the interests of the Benefited Parties generally, to pay all indebtedness owing in respect of Liens, if any, on the Collateral charged by the Security Documents ranking (or capable of ranking) in priority to the security interests granted pursuant to any Security Document or to keep in good standing any such prior Lien;

               FIFTH: To the payment of all accrued but unpaid interest on the Benefited Obligations (other than unpaid interest on any Make-Whole Amount or MWA Note) ratably to each Benefited Party in accordance with the amount of such accrued and unpaid interest owing to it as a percentage of all such accrued and unpaid interest;

               SIXTH: To the payment of the principal amount of the Benefited Obligations (excluding in any event in the case of (i) the Bank Credit Obligations, any Breakage Costs then due and owing or (ii) the Senior Note Obligations, any Make-Whole Amount or any amount evidenced by a MWA Note but including in any event in the case of the Bank Credit Obligations the undrawn amount under issued and outstanding Letters of Credit and unrepaid Letter or Credit drawings at such time) owing to the Above-Formula Benefited Parties to the minimum extent necessary such that, after giving effect to such payment, the Actual Principal Percentage for each Above-Formula Benefited Party is equal to such Benefited Party's Sharing Percentage (such payment to be made ratably to the Above-Formula Benefited Parties in accordance with the respective minimum amounts payable to them that are necessary to achieve the result provided for in this clause SIXTH);

               SEVENTH: To the payment of the remaining unpaid principal of the Benefited Obligations (excluding in any event in the case of the Senior Note Obligations any Make-Whole Amount and including in any event in the case of the Bank Credit Obligations the undrawn amount under outstanding Letters of Credit and unrpaid Letter of Credit drawings), ratably to each Benefited Party in accordance with each such Benefited Party's Sharing Percentage;

               EIGHTH: To the payment of all Make-Whole Amounts (including any amounts due in respect of any MWA Notes) and Breakage Costs ratably to each Benefited Party in accordance with the aggregate amount of such Make-Whole Amounts (including any amounts due in respect of any MWA Notes) and Breakage Costs owing to it as a percentage of all such amounts;

               NINTH: to the payment of all remaining Benefited Obligations, ratably in accordance with the respective amounts thereof; and

               TENTH: after indefeasible payment in full of all Benefited Obligations and provision for payment of the aggregate face amount of all undrawn outstanding Letters of Credit (as provided in Section 4(d)), to the payment to or upon the order of the applicable Grantor, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such amounts.

          (d) LETTERS OF CREDIT.

               Any distribution to be made pursuant to Section 4(b) or pursuant to either of clauses SIXTH and SEVENTH of Section 4(c) with respect to undrawn amounts of outstanding Letters of Credit shall be made to the Collateral Agent, to be retained in a separate interest bearing cash collateral account, for the ratable portion of the Bank Credit Obligations consisting of such undrawn amounts of outstanding Letters of Credit (it being understood that (x) if any such Letter of Credit is drawn upon, the Collateral Agent is hereby irrevocably authorized and directed to pay to the Bank Agent the ratable portion of the amount of cash held as Collateral therefor pursuant to the relevant clause above which is allocable to the amount drawn upon such Letter of Credit and (y) if and to the extent that any such Letter of Credit shall expire or terminate undrawn or drawn only in part, the amount of cash held as Collateral therefor pursuant to the relevant clause above shall be applied as if it were a newly received amount to be applied in accordance with Section 4(b) or Section 4(c), as the case may be). If a Benefited Party receives any cash collateral in respect of an undrawn outstanding Letter of Credit in accordance with the provisions of its Financing Agreement, it shall turn such cash collateral over to the Collateral Agent for deposit into the Distribution Account.

          (e) DEPOSITS INTO DISTRIBUTION ACCOUNT.

               Until any amount to be applied pursuant to Section 4(b) or
          Section 4(c) is so applied, the Collateral Agent shall hold such amount in a separate interest bearing account (the "DISTRIBUTION Account") established for the benefit of the Benefited Parties and identified as the "SOS Staffing Benefited Obligation Distribution Account."

          (f) PAYMENTS TO BENEFITED PARTIES.

               Payments by the Collateral Agent in respect of (i) the Bank Credit Obligations shall be made to the Bank Agent for distribution to the Banks in accordance with the Bank Credit Agreement and (ii) the Senior Note Obligations shall be made to the Noteholders, in the manner provided in the Note Purchase Agreements. If a distribution is to be made by the Collateral Agent in the manner provided in the Note Purchase Agreements, the Company or the Noteholders entitled to receive each such payment shall deliver to the Collateral Agent a copy of each applicable Note Purchase Agreement (the Collateral Agent hereby acknowledges receipt of copies of such Note Purchase Agreements as in effect on the date hereof). Unless and until the Collateral Agent receives such copy and any other information it may reasonably require to effect the required distribution(s), the Collateral Agent need not make the distribution(s) otherwise required by this Section 4(f) and the funds otherwise distributable shall be transferred pending distribution to the Unallocated Receipts Account (defined below). When the Collateral Agent receives the necessary documentation or a written direction from the Noteholder(s) entitled to receive such payment(s), the Collateral Agent shall transfer funds from the Unallocated Receipts Account to the Distribution Account and make the required distribution(s).

          (g) TIMING OF DISTRIBUTIONS.

               The Collateral Agent shall be required to make distributions from the Distribution Account at any time when the amount on deposit therein is at least $100,000 or if any amount is on deposit therein and the Collateral Agent has not made a distribution therefrom within the previous 90 days.

          (h) INVESTMENTS PENDING DISTRIBUTION.

               Pending the distribution of funds in the Distribution Account, the Collateral Agent shall invest such funds in the SSgA U.S. Treasury Money Market Fund. For tax reporting and withholding purposes, all income earned on such investments shall be allocated to the Company. The Collateral Agent need not invest the Funds in the Unallocated Receipts Account.

          (i) RESTRUCTURING DATE PAYMENT.

               The Benefited Parties hereby instruct the Collateral Agent to distribute, on the Business Day following the Restructuring Date, all funds held by the Collateral Agent on the Restructuring Date to each of the Benefited Parties in the amount set forth opposite such Benefited Party on Exhibit A attached hereto.

5. FINAL TRUE-UP.

          (a) PAYMENTS TO COLLATERAL AGENT.

               Each Benefited Party agrees that if, after twelve months shall have passed following the occurrence of a True-Up Event, each Benefited Party shall not have been either (x) fully repaid in respect of the principal of the Benefited Obligations owed to such Benefited Party or (y) repaid with respect to such principal in an amount sufficient so that such Benefited Party's Actual Principal Percentage at such time equals its Sharing Percentage, each Benefited Party which has at such time an Actual Principal Percentage which is lower than its Sharing Percentage (each, a "BELOW-FORMULA BENEFITED PARTY") shall pay to the Collateral Agent for application pursuant to this Section 5 an amount which, if added to the outstanding principal amount of the Benefited Obligations owing to such Below-Formula Benefited Party, would cause such Below-Formula Benefited Party's Actual Principal Percentage to equal its Sharing Percentage (with respect to each Below-Formula Benefited Party, its "TRUE-UP AMOUNT").

           (b) PAYMENTS TO ABOVE-FORMULA BENEFITED PARTIES.

               The Collateral Agent shall pay the True-Up Amounts received by it to each Benefited Party which has at such time an Actual Principal Percentage which is greater than its Sharing Percentage (each, an "ABOVE-FORMULA BENEFITED PARTY") in an amount for each Above-Formula Benefited Party which, if subtracted from the amount of outstanding principal of the Benefited Obligations owing to such Above-Formula Benefited Party, would cause such Above-Formula Benefited Party's Actual Principal Percentage to equal its Sharing Percentage.

          (c) PURCHASE OF PARTICIPATIONS.

               Simultaneously with the payments by the Collateral Agent provided for in Section 5(b), each Below-Formula Benefited Party shall be deemed to have purchased at face value a participation in the principal of the Benefited Obligations owing to each Above-Formula Benefited Party in an amount equal to the True-Up Amount paid by it to the Collateral Agent for distribution to such Above-Formula Benefited Party, and any subsequent repayments of amounts owing in respect of the Benefited Obligations in accordance with the terms hereof shall be applied by the Collateral Agent accordingly. In addition, at the time each such Below-Formula Benefited Party is deemed to have purchased a participation pursuant to the immediately preceding sentence, such Below-Formula Benefited Party shall be deemed to have purchased a participation in interest owing to such Above-Formula Benefited Party in an amount equal to interest accrued on its ratable portion of the True-Up Amount for such Above-Formula Benefited Party commencing on the date of occurrence of the True-Up Event.


6. INFORMATION.

          If the Collateral Agent proceeds to enforce any Security Document or is to make a distribution pursuant to Sections 4 or 5, or proposes, or is directed or requested, to take any other action pursuant to or contemplated by this Agreement, the Benefited Parties agree as follows:

               (a) BANK CREDIT OBLIGATIONS. The Bank Agent shall promptly from time to time, upon the written request of the Collateral Agent, (i) notify the Collateral Agent of the outstanding Bank Credit Obligations as at such date as the Collateral Agent may specify and (ii) notify the Collateral Agent of any payment received by the Bank Agent to be applied to satisfy Bank Credit Obligations. The Agent shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

               (b) SENIOR NOTE OBLIGATIONS. Each Noteholder shall promptly from time to time, upon the written request of the Collateral Agent, (i) notify the Collateral Agent of the outstanding Senior Note Obligations held by such Noteholder as at such date as the Collateral Agent may specify and (ii) notify the Collateral Agent of any payment received thereafter by such Noteholder to be applied to satisfy Senior Note Obligations owing to such Noteholder. Each Noteholder shall certify as to such amounts and the Collateral Agent shall be entitled to rely conclusively upon such certification.

               (c) INFORMATION TO BE PROVIDED TO COLLATERAL AGENT. With each payment made to the Collateral Agent pursuant to this Agreement, the Bank Agent, the Noteholder or other person making the payment shall notify the Collateral Agent of the Section of this Agreement pursuant to which the payment is being made, the nature of the payment and the Bank Credit Agreement, Note Purchase Agreement or other document pursuant to which the payment is being made. Unless and until the Collateral Agent receives such information, it shall set aside the funds so received, uninvested, in a separate account (the "UNALLOCATED RECEIPTS ACCOUNT"). When the Collateral Agent receives information required by it to allocate the funds to the Distribution Account or otherwise in accordance with this Agreement, it shall transfer the funds in the Unallocated Receipts Account to the appropriate other account established pursuant to this Agreement.

               (d) NOTICE BY COLLATERAL AGENT. The Collateral Agent agrees to promptly notify the Bank Agent and each Noteholder of the receipt of any funds pursuant to this Agreement.

7. COLLATERAL AGENT DISCLAIMERS, INDEMNITY, ETC.

               (a) NO RESPONSIBILITY OF COLLATERAL AGENT FOR CERTAIN MATTERS. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. The Collateral Agent shall not by reason of this Agreement or the Security Documents be a Collateral Agent for any Benefited Party or have any other fiduciary obligation to any Benefited Party (including any obligation under the Trust Indenture Act of 1939, as amended). None of the Collateral Agent-Related Persons shall be responsible to any Benefited Party for any recital, statement, representation or warranty of any Grantor contained in any Security Document or in any certificate or other document referred to or provided for in, or received by any of them under, any Security Document, for incidental, consequential or punitive damages, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Security Document or any other document referred to or provided for therein or any Lien under any of the Security Documents or the perfection or priority of any such Lien or for any failure by the Company, any other Grantor, any Benefited Party or any other Person (other than such Collateral Agent-Related Person) to perform any of its respective obligations under any Security Document. Without limiting the foregoing, the Collateral Agent shall not be required to take any action under any Security Document unless instructed to do so in writing by the Majority Benefited Parties. The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care. None of the Collateral Agent-Related Persons shall be liable for any action taken or omitted to be taken by any of them hereunder or in connection herewith or for the transactions contemplated hereby, except for the gross negligence or willful misconduct of such Person.

               (b) RELIANCE ON EXPERTS, WRITINGS AND INSTRUCTIONS OF MAJORITY BENEFITED PARTIES. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including, without limitation, counsel to the Company and the other Grantors), independent accountants and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Majority Benefited Parties, and such instructions of the Majority Benefited Parties, and any action taken or failure to act pursuant thereto, shall be binding on all Benefited Parties.

               (c) INDEMNITY. The Benefited Parties agree that they will indemnify the Collateral Agent-Related Persons (to the extent not reimbursed by the Grantors under the Security Documents or reimbursed pursuant to clause FIRST of Section 4(c) and without limiting the obligation of the Company to do so), ratably in accordance with the amount of the Benefited Obligations held by such Benefited Parties at the time such claim arises, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement or any of the Security Documents or the enforcement of any of the terms of any thereof, including fees and expenses of special counsel; PROVIDED that no such Benefited Party shall be liable for any such payment to any Collateral Agent-Related Person to the extent the obligation to make such payment arises solely from such Person's gross negligence or willful misconduct or, in the case of the receipt, holding and disbursement of funds, such Person's negligence. The obligations of the Benefited Parties under this Section 7(c) shall survive the payment in full of the Benefited Obligations and the termination of this Agreement.

               (d) PERMITTED INACTION. Except for action expressly required of the Collateral Agent hereunder, the Collateral Agent shall, notwithstanding Section 3(a), in all cases be fully justified in failing or refusing to act hereunder or under any Security Document unless it shall be further indemnified to its satisfaction by the Benefited Parties against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. In addition, the Collateral Agent shall not be required to take any action that is in the opinion of counsel to the Collateral Agent contrary to law or to the terms of this Agreement, any Security Document or any other Financing Agreement or that would in the opinion of such counsel subject the Collateral Agent or any of its officers, employees, agents or directors to any liability. Notwithstanding anything to the contrary contained in this Agreement or any of the other Security Documents, in the event that the Collateral Agent is entitled or required to commence an action to foreclose any of such Security Documents or otherwise exercise its remedies to acquire control or possession of any property constituting the Collateral, the Collateral Agent shall not be required to commence any such action or exercise any such remedy if the Collateral Agent has determined in good faith that it may incur liability under any environmental law as the result of the presence at, or release on or from, any such property of any hazardous materials unless it has received security or indemnity from a Person, in an amount and in a form, all satisfactory to the Collateral Agent in its sole discretion, protecting the Collateral Agent from all such liability.

               (e) DETERMINATION OF BENEFITED PARTIES; SUBSEQUENT BENEFITED PARTIES BOUND. The Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness or obligation relating to any Benefited Obligation as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form reasonably satisfactory to the Collateral Agent, shall have been filed with the Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness or obligation shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness or obligation and of any note or notes or other evidences of indebtedness or obligation issued in exchange therefor.

               (f) LIMITATION ON COLLATERAL AGENT DUTIES; NO LIABILITY FOR SALE OF COLLATERAL. Except as expressly provided herein and in the Security Documents, the Collateral Agent shall have no duty to take any affirmative steps with respect to the administration or collection of amounts payable in respect of the Security Documents or the Collateral. No Collateral Agent-Related Person shall incur any liability (except to the extent the actions or omissions of the Collateral Agent or such Collateral Agent-Related Person in connection therewith constitute gross negligence or willful misconduct) as a result of any sale of any Collateral, whether at any public or private sale.

               (g) RESIGNATION AND REMOVAL. The Person acting as Collateral Agent may resign at any time by giving at least 30 days' prior written notice thereof to the Company, the Bank Agent, the Banks and the Noteholders. The Person acting as Collateral Agent may be removed as the Collateral Agent at any time by the Majority Benefited Parties. In the event of any such resignation or removal of the Person acting as Collateral Agent, the Majority Benefited Parties shall thereupon have the right (subject, so long as no Event of Default exists, to the consent of the Company, which shall not be unreasonably withheld or delayed) to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by the Majority Benefited Parties and shall have accepted such appointment within thirty (30) days after the notice of the intent of the Person acting as Collateral Agent to resign or the removal of the Collateral Agent, or if the Company shall fail to consent to such appointment as so required, the retiring Collateral Agent's resignation shall nevertheless thereupon become effective, and the Benefited Parties shall make such equitable arrangements as shall be necessary so that the duties of the Collateral Agent hereunder are performed until such time, if any, as the Majority Benefited Parties appoint a successor Collateral Agent as provided for above. Notwithstanding the foregoing, in the event that no appointment shall have been made as provided herein, a successor Collateral Agent may be appointed, upon application of the retiring Collateral Agent, the Bank Agent, any Bank, any Noteholder or the Company, by any court of competent jurisdiction. Any successor Collateral Agent appointed pursuant to this clause shall be a commercial bank, trust company or other financial institution organized under the laws of the United States of America or any state thereof, have capital, surplus and undivided profit aggregating at least $100,000,000, and have long-term debt obligations (or if such successor shall not have long-term debt obligations and such successor is a subsidiary of a holding company, such holding company shall have long-term debt obligations) having a rating of "A" or better from a rating agency of national reputation. Upon the acceptance by a successor Collateral Agent of any appointment as the Collateral Agent hereunder, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. The Collateral Agent ceasing to act shall take all such action as is necessary to duly assign, transfer and deliver each of the Security Documents and the financing statements, together with all Collateral, moneys and other property held by such Collateral Agent, to the successor Collateral Agent so appointed in its place. After any retiring Collateral Agent's resignation or removal hereunder, the provisions of this Section 6 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent.

               (h) INDEPENDENT CREDIT DECISIONS. Each party hereto acknowledges that it has, independently and without reliance upon the Collateral Agent or any other Benefited Party and based upon such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Financing Agreements to which it is a party. Each party hereto also acknowledges that it will, independently and without reliance upon the Collateral Agent or any other Benefited Party and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Agreements to which it is a party.

               (i) INSTRUCTIONS REGARDING AMBIGUOUS PROVISIONS. If, with respect to any proposed action to be taken by it, the Collateral Agent shall determine in good faith that the provisions of this Agreement relating to the functions or discretionary powers of the Collateral Agent are or may be ambiguous or inconsistent, the Collateral Agent shall notify the Banks, the Bank Agent and the Noteholders identifying the proposed action and the provisions it considers to be ambiguous or inconsistent, and may decline either to perform such function or responsibility or to exercise such discretionary power unless it has received the written confirmation of the Majority Benefited Parties that the Majority Benefited Parties concur that the action proposed to be taken by the Collateral Agent is consistent with the terms of this Agreement or is otherwise appropriate. The Collateral Agent shall be fully protected in acting or refraining from acting upon the confirmation of the Majority Benefited Parties in this respect, and such confirmation shall be binding upon all Benefited Parties.

               (j) GRANTOR PAYMENT OF COLLATERAL AGENT FEES AND EXPENSES. Each of the Company and each other Grantor, jointly and severally, by its consent hereto, agrees to pay to the Collateral Agent, from time to time upon demand, all fees, costs and expenses of the Collateral Agent (including, without limitation, the fees and disbursements of such special counsel as the Collateral Agent elects to retain) (i) incurred by any Person in becoming the Collateral Agent, (ii) arising in connection with the enforcement of any of the provisions of this Agreement or the other Financing Agreements, (iii) incurred or required to be advanced in connection with the performance of its obligations hereunder, the administration of the Collateral or the Security Documents, the sale or other disposition of the Collateral and the preservation, protection or defense of the Collateral Agent's rights under this Agreement and the other Financing Agreements and in and to the Collateral, or (iv) incurred in connection with the receipt or disbursement of funds hereunder. The obligations of the Company and each other Grantor under this Section 7(j) shall survive the termination of the other provisions of this Agreement.

               (k) INDEMNIFICATION. The Company and each of the Guarantors shall indemnify and hold harmless the Collateral Agent, each Benefited Party, and each of their officers, directors, employees, investment advisors, affiliates and agents (collectively, the "INDEMNIFIED PERSONS") from and against, and reimburse each Indemnified Person for, any and all claims, demands, liabilities, losses, damages, judgments, penalties, costs and reasonable expenses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense and settlement of claims), but not taxes determined by reference to the income of the Collateral Agent or any Benefited Party (all such items are herein referred to, collectively, as "LOSSES") which may be imposed upon, asserted against, or incurred or paid by any such Indemnified Person by reason of, on account of, or in connection with:

               (i) any bodily injury, death or Property damage occurring in or upon or in connection with the operation of the Collateral through any cause whatsoever;

               (ii) any act performed or omitted to be performed under this Agreement or any of the other Security Documents by any such Indemnified Person; or

               (iii) any transaction, suit, action or proceeding arising out of or in any way connected with this Agreement, any other Security Document or the Collateral.

          The obligations and liability of the Company or the Guarantors under this Section 7(k) shall be joint and several, and shall survive the foreclosure of, and realization upon, the Collateral and the payment in full of the Benefited Obligations and any payment, release or discharge hereof and any or all security interests and Liens in the Collateral, and the resignation or removal of the Collateral Agent. The Company or the Guarantors shall not be obligated to indemnify any Indemnified Person in respect of any of the foregoing matters if the liability of such Indemnified Person arose out of such Indemnified Person's gross negligence or willful misconduct. To the extent that any indemnification provided by this Section 7(k) of an Indemnified Person is in respect of an action taken by another Indemnified Person (the "Actor"), payment of such indemnification claim by the Company may be conditioned on assignment to the Company by such Indemnified Person of its claim in respect of such action against the Actor. This Section 7(k) shall not limit or restrict or impair any other indemnity given to the Collateral Agent or any of the Benefited Parties under this Agreement or under any of the other Financing Agreements but shall supplement any such indemnity and shall be in addition thereto.

8. INVALIDATED PAYMENTS.

          If the Collateral Agent or any other Benefited Party receives any amount pursuant to this Agreement that is subsequently required to be returned or repaid by the Collateral Agent or such other Benefited Party to the Company, any other Grantor or any Affiliate thereof or their respective representatives or successors in interest, whether by court order, settlement or otherwise (a "REPAYMENT EVENT"), then

          (a) if the Repayment Event results in the Collateral Agent being required to return or repay any amount distributed by it to the other Benefited Parties under this Agreement, each Benefited Party to which such amount was distributed shall, forthwith upon its receipt of a notice thereof from the Collateral Agent, pay the Collateral Agent an amount equal to its ratable share (based on the amount distributed to such Benefited Party) of the amount required to be returned or repaid relating to such Repayment Event, together with its ratable share (determined in the same manner) of any interest which the Collateral Agent is required to pay on the amount so returned or repaid,

          (b) if the Repayment Event results in any Benefited Party being required to return or repay any amount received by it for its own account under this Agreement to the Company, any other Grantor or any Affiliate thereof or their respective representatives or successors in interest (any such Benefited Party, an "AFFECTED BENEFITED PARTY") and such Repayment Event is not the direct result of such Affected Benefited Party's willful misconduct, each other Benefited Party shall, forthwith upon its receipt of a notice thereof from the Affected Benefited Party, pay the Collateral Agent an amount for distribution to such Affected Benefited Party such that, after giving effect to such payment and distribution, all Benefited Parties shall have received such proportion of the amounts distributed pursuant to this Agreement as they would have received had the original payment which gave rise to such Repayment Event not occurred (such payment by each other Benefited Party to be accompanied by such Benefited Party's ratable share (based on the amount received by such Benefited Party) of any interest which the Affected Benefited Party is required to pay on the amount so returned or repaid), and

          (c) in either case, the Collateral Agent shall thereafter apply all amounts to be distributed pursuant hereto in a manner consistent with the terms of this Agreement such that all Benefited Parties receive such proportion of such amounts as they would have received had the original payment which gave rise to such Repayment Event not occurred;

it being understood that if any Benefited Party shall fail to promptly pay any such amount to the Collateral Agent, the Collateral Agent may deduct such amount from any amount payable thereafter to such Benefited Party under this Agreement.


9.  MISCELLANEOUS.

               (a) NOTICES. All notices and other communications provided for herein shall be in writing and may be sent by overnight air courier or facsimile communication and shall be deemed to have been given when delivered by overnight air courier or upon receipt of facsimile communication. For the purposes hereof, the address of each party hereto (until notice of a change thereof is delivered as provided in this Section 9(a)) shall be set forth under such party's name on the signature pages (including acknowledgments) hereof.

               (b) AMENDMENTS. This Agreement may be amended, modified or waived only by an instrument or instruments in writing signed by the Majority Benefited Parties (provided that no amendment or waiver of any of the provisions hereof will be effective (i) as to any Benefited Party to the extent that the effect of such amendment or waiver would be to deprive such Benefited Party of the Lien on any Collateral unless such Benefited Party consents in writing and (ii) as to the Collateral Agent to the extent that the effect of such amendment or waiver would be to impose on the Collateral Agent additional obligations or duties or reduce protections otherwise available to it). No modification shall be made to the definition of "Majority Benefited Parties," nor shall there be any change in the actions under this Agreement which can only be taken upon the direction or consent of the Majority Benefited Parties, without the written consent of the Company and the other Grantors.

               (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and each other Benefited Party and their respective successors and assigns. If the holder of any Benefited Obligations shall transfer such Benefited Obligations, it shall promptly so advise the Collateral Agent. Each transferee of any Benefited Obligations shall take such Benefited Obligations subject to the provisions of this Agreement and to any request made, waiver or consent given or other action taken or authorized hereunder by each previous holder of such Benefited Obligations prior to the receipt by the Collateral Agent of written notice of such transfer; and, except as expressly otherwise provided in such notice, the Collateral Agent shall be entitled to assume conclusively that the transferee named in such notice shall thereafter be vested with all rights and powers as a Benefited Party under this Agreement (and the Collateral Agent may conclusively assume that no Benefited Obligations have been subject to any transfer other than transfers of which the Collateral Agent has received such a notice). Upon the written request of any Benefited Party, the Collateral Agent will provide such Benefited Party with copies of any written notices of transfer received pursuant hereto.

               (d) CONTINUING EFFECTIVENESS. This Agreement shall continue to be effective among the Benefited Parties even though a case or proceeding under any bankruptcy or insolvency law or any proceeding in the nature of a receivership, whether or not under any insolvency law, shall be instituted with respect to the Company or any other Grantor or any portion of the property or assets of the Company or any other Grantor, and all actions taken by the Benefited Parties with respect to the Collateral or the Collateral Agent with regard to such proceeding shall be determined by the Majority Benefited Parties; PROVIDED, HOWEVER, that nothing herein shall be interpreted to preclude any Benefited Party from filing a proof of claim with respect to its Benefited Obligations or from casting its vote, or abstaining from voting, for or against confirmation of a plan of reorganization in a case of bankruptcy, insolvency or similar law in its sole discretion.

               (e) FURTHER ASSURANCES. Each Benefited Party agrees to do such further acts and things and to execute and deliver such additional agreements, powers and instruments as the Collateral Agent or any other Benefited Party may reasonably request to carry into effect the terms, provisions and purposes of this Agreement or to better assure and confirm unto the Collateral Agent or such other Benefited Party its respective rights, powers and remedies hereunder.

               (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. A facsimile of the signature of any party on any counterpart shall be effective as the signature of the party executing such counterpart for purposes of effectiveness of this Agreement.

               (g) EFFECTIVENESS. This Agreement shall become effective immediately upon execution by the Collateral Agent, the Bank Agent and the Noteholders and shall continue in full force and effect until 91 days following the date upon which all Benefited Obligations are irrevocably paid in full and all commitments under the Bank Credit Agreement have been terminated.

               (h) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

               (i) HEADINGS. Headings of sections of this Agreement have been included herein for convenience only and should not be considered in interpreting this Agreement.

               (j) NO IMPLIED BENEFICIARIES. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any Person other than the Benefited Parties any right, remedy or claim under or by reason of this Agreement or any covenant, condition or stipulation herein contained.

               (k) SEVERANCE. If any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               (l) AMENDMENTS TO FINANCING AGREEMENTS. Each of the Company, each other Grantor and the Benefited Parties agree that none of the Financing Agreements may be amended, modified or supplemented without the consent of the Majority Benefited Parties.



      [Remainder of page intentionally blank. Next page is signature page.]

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.



                             STATE STREET BANK AND TRUST COMPANY,
                             as Collateral Agent



                              By /s/ Ronald Chin
                                ---------------------------
                                Name:  Ronald Chin
                                Title: Assistant Secretary

                                 Two Avenue de Lafayette, 6th Floor
                                 Boston, MA  02111
                                 Attn:  Corporate Trust Administration
                                        (SOS Staffing Services, Inc.
                                        2002 Amended and Restated Intercreditor
                                        Agreement)

                                 Telephone: (617) 662-1708
                                 Facsimile: (617) 662-1458

                                 WELLS FARGO, NATIONAL ASSOCIATION,
                                 as Administrative Agent and a Lender



                                 By /s/ Vicki J. Perkins
                                   ------------------------------
                                    Name:  Vicki J. Perkins
                                    Title: Senior Vice President

                                    299 South Main St., 6th Floor
                                    MAC #U1228-062
                                    Salt Lake City, UT  84111
                                    Attn:  Vicki J. Perkins
                                           Senior Vice President
                                           Loan Adjustment Group

                                    Telephone:  (801) 246-1572
                                    Facsimile:  (801) 246-4330

                                       JACKSON NATIONAL LIFE INSURANCE COMPANY

                                       BY: PPM AMERICA, INC., AS ATTORNEY IN
                                       FACT, ON BEHALF OF JACKSON NATIONAL LIFE
                                       INSURANCE COMPANY



                                       By /s/ Chris Raub
                                         -------------------------------
                                         Name:  Chris Raub
                                         Title: Senior Managing Director

                                         c/o PPM America, Inc
                                         225 West Wacker Drive, Suite 1200
                                         Chicago, IL 60606-1228
                                         Attn:    Susan Perrino
                                                  Private Placements

                                         Telephone:  (312) 634-2500
                                         Facsimile:  (312) 634-0054

                                          GREAT-WEST LIFE & ANNUITY INSURANCE
                                          COMPANY



                                          By /s Wayne T. Hoffmann
                                            -----------------------
                                            Name:  Wayne T. Hoffmann
                                            Title: Senior Vice President,
                                                   Investments


                                          By /s/ Tad Anderson
                                            ------------------------
                                            Name:  Tad Anderson
                                            Title: Manager, Investments

                                             8515 East Orchard Road (3T2)
                                             Greenwood Village, CO  80111
                                             Attn:    Tad Anderson

                                             Telephone:  (303) 737-6045
                                             Facsimile:  (303) 737-6093

                                             FARM BUREAU LIFE INSURANCE COMPANY
                                             OF MICHIGAN



                                             By /s/ Steven R. Harkness
                                               --------------------------
                                               Name:  Steven R. Harkeness
                                               Title: Senior Portfolio Manager

                                               7373 West Saginaw
                                               Lansing, MI  48917
                                               Attn:    Steven R. Harkness

                                               Telephone:  (517) 323-6670
                                               Facsimile:  (517) 323-6554


                                             FARM BUREAU MUTUAL INSURANCE
                                             COMPANY OF MICHIGAN



                                             By /s/ Steven R. Harkness
                                               -------------------------
                                               Name:  Steven R. Harkness
                                               Title: Senior Portfolio Manager

                                                 7373 West Saginaw
                                                 Lansing, MI  48917
                                                 Attn:  Steven R. Harkness

                                                 Telephone:  (517) 323-6670
                                                 Facsimile:  (517) 323-6554

                                               THE CANADA LIFE ASSURANCE
                                               COMPANY, as beneficial owner



                                               By /s/ Paul English
                                                  ---------------------------
                                                  Name:  Paul English
                                                  Title: Associate Treasurer

                                                  Investment Division
                                                  330 University Avenue
                                                  Toronto, Ontario  M5H 2X7
                                                  Canada
                                                  Attn:  Paul English

                                                  Telephone: (416) 597-1440
                                                             Ext. 5117
                                                  Facsimile: (416) 597-9678


                                               CANADA LIFE INSURANCE COMPANY OF
                                               AMERICA, as beneficial owner



                                               By /s/ Paul English
                                                  ---------------------------
                                                  Name:  Paul English
                                                  Title: Assistant Treasurer

                                                  Investment Division
                                                  330 University Avenue
                                                  Toronto, Ontario  M5H 2X7
                                                  Canada
                                                  Attn:  Paul English

                                                  Telephone: (416) 597-1440
                                                             Ext. 5117
                                                  Facsimile: (416) 597-9678

                                               CANADA LIFE INSURANCE COMPANY OF
                                               NEW YORK, as beneficial owner


                                               By /s/ Paul English
                                                 ------------------------
                                                  Name:  Paul English
                                                  Title: Assistant Treasurer

                                                  Investment Division
                                                  330 University Avenue
                                                  Toronto, Ontario  M5H 2X7
                                                  Canada
                                                  Attn:    Paul English

                                                  Telephone: (416) 597-1440
                                                             Ext. 5117
                                                  Facsimile: (416) 597-9678

                   ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT

                 TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT

          The undersigned, the Company and the other Grantors described in the Amended and Restated Intercreditor Agreement set forth above, acknowledge and to the extent required agree and consent to the terms and conditions thereof. Each of the undersigned hereby acknowledges and agrees to perform its obligations under the Amended and Restated Intercreditor Agreement and acknowledges and agrees that it is not a third-party beneficiary of, and has no rights under, the Intercreditor Agreement (except as otherwise specifically provided therein).

          IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment of and Consent and Agreement to Amended and Restated Intercreditor Agreement to be executed by its duly authorized officer. Additional Grantors may become parties to this Acknowledgment and Consent and Agreement from time to time by executing a counterpart signature page and delivering the same to the Collateral Agent. The Company agrees to cause each Grantor to so execute and deliver a counterpart of this Acknowledgment and Consent and Agreement upon such Person becoming a Grantor.



                                       SOS STAFFING SERVICES, INC.


                                       By: /s/ Kevin Hardy
                                          -----------------------------
                                          Title: Senior Vice President and CFO


                                       SERVCOM STAFF MANAGEMENT, INC.


                                       By: /s/ Kevin Hardy
                                          -----------------------------
                                          Title: Senior Vice President and CFO

                                       INTELIANT CORPORATION


                                       By: /s/ Kevin Hardy
                                          ------------------------------
                                          Title: Vice President


                                       SOS COLLECTION SERVICES, INC.


                                       By: /s/ Kevin Hardy
                                          ------------------------------
                                          Title: Vice President


                                       DEVON & DEVON PERSONNEL SERVICES, INC.


                                       By: /s/ JoAnn W. Wagner
                                          ------------------------------
                                          Title: President

                                    EXHIBIT A

                         RESTRUCTURING DATE DISTRIBUTION

BENEFITED PARTY                                  DISTRIBUTION AMOUNT

Wells Fargo Bank, National Association,              $300,951.50
As Administrative Agent

The Canada Life Assurance                            $37,746.00
Company

Canada Life Insurance                                $37,746.00
Company of America

Canada Life Insurance                                $18,873.00
Company of New York

Jackson National Life                                $283,094.97
Insurance Company

Great-West Life & Annuity                            $188,729.97
Insurance Company

Farm Bureau Life Insurance                           $56,618.99
Company of Michigan

Farm Bureau Mutual Insurance                         $37,746.00
Company of Michigan